                               TABLE OF CONTENTS

Letter to Shareholders...........................  1
Economic Snapshot................................  2
Performance Results..............................  3
Portfolio Management Review......................  4
Glossary of Terms................................  7
Portfolio of Investments.........................  8
Statement of Assets and Liabilities.............. 13
Statement of Operations.......................... 14
Statement of Changes in Net Assets............... 15
Financial Highlights............................. 16
Notes to Financial Statements.................... 18
Report of Independent Auditors................... 23
Dividend Reinvestment Plan....................... 24

NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.

                             LETTER TO SHAREHOLDERS

January 20, 2000

Dear Shareholder:

    As we enter a new century--and millennium--it seems appropriate to take a look back at the progress that's been made over the last 100 years and how the world of investing has changed over the generations. Although rapid advances in technology and science have dramatically altered the world that we live in today, one of the greatest shifts we've seen is the increasing importance of investing for many Americans.

    Once considered primarily for the wealthy, investing in the stock market is now available to most people. In fact, almost 79 million individuals--who represent almost half of all U.S. households--own stocks either directly or through mutual funds. This is even more impressive when considering that just 16 years earlier, only 19 percent of households owned stocks. Another important shift has been the need for retirement planning beyond a pension plan or Social Security. The Investment Company Institute, the leading mutual fund industry association, reports that 77 percent of all mutual fund shareholders earmarked retirement as their primary financial goal in 1998.

    Through all the changes in the investment environment over the past century, the general principles that have made generations of investors successful remain the same. Some that have stood the test of time include:

    - INVESTING FOR THE LONG-TERM

    - BASING INVESTMENT DECISIONS ON SOUND RESEARCH

    - BUILDING A DIVERSIFIED PORTFOLIO

    - BELIEVING IN THE VALUE OF PROFESSIONAL INVESTMENT ADVICE

    While no one can predict the future, at Van Kampen we believe that these ideas will remain important tenets for investors well into this century. As we continue to focus on these principles, we hope that our decades of investment experience can help bring you closer to your financial goals as we welcome the new millennium.

Sincerely,


/s/ Richard F. Powers, III             /s/ Dennis J. McDonnell
Richard F. Powers, III                 Dennis J. McDonnell
Chairman                               President
Van Kampen Asset Management Inc.       Van Kampen Asset Management Inc.

                               ECONOMIC SNAPSHOT

ECONOMIC GROWTH

    The nation's brisk rate of economic growth continued throughout 1999, bringing the United States to the verge of its longest economic expansion on record. High levels of consumer spending, a host of new jobs, and increasing productivity kept the economy strong. Gross domestic product, the primary measure of economic growth, increased 4.2 percent for the year, including an impressive annualized rate of 5.7 percent for the third quarter and 5.8 percent in the fourth quarter.

EMPLOYMENT

    The job market remained vibrant throughout the year, with more than 2.7 million U.S. jobs created in 1999. In addition, unemployment dropped to 4.1 percent in October--its lowest rate in three decades. With jobs plentiful and wages on the rise, most Americans were optimistic about the future. At the end of the year the consumer confidence index hit its highest level since 1968. Although wage pressures caused some concerns about the potential erosion of corporate profits, productivity gains helped keep those concerns muted through the end of the year.

INFLATION AND INTEREST RATES

    Although the Consumer Price Index continued to reflect historically low inflation--rising only 2.7 percent during 1999--concerns about future increases in inflation were prevalent throughout the reporting period. The Federal Reserve Board remained active in guarding against inflation and trying to temper economic growth. The Fed reversed its three interest-rate cuts from the fall of 1998 by raising rates in June, August, and November 1999.

                          U.S. GROSS DOMESTIC PRODUCT
                      Seasonally Adjusted Annualized Rates
                 Third Quarter 1997 through Fourth Quarter 1999
GRAPH

97Q3                                                                               4
----                                                                               -
97Q4                                                                             3.10
98Q1                                                                             6.70
98Q2                                                                             2.10
98Q3                                                                             3.80
98Q4                                                                             5.90
99Q1                                                                             3.70
99Q2                                                                             1.90
99Q3                                                                             5.70
99Q4                                                                             5.80

    Source: Bureau of Economic Analysis

           PERFORMANCE RESULTS FOR THE PERIOD ENDED DECEMBER 31, 1999

                     VAN KAMPEN CONVERTIBLE SECURITIES FUND
                            NYSE TICKER SYMBOL--VXS

 TOTAL RETURNS
One-year total return based on market price(1)............    39.22%
One-year total return based on NAV(2).....................    50.19%
 DISTRIBUTION RATE
Distribution rate as a % of closing common stock
price(3)..................................................     3.25%
 SHARE VALUATIONS
Net asset value...........................................  $  33.99
Closing common stock price................................  $25.8750
One-year high common stock price (12/31/99)...............  $25.8750
One-year low common stock price (03/24/99)................  $19.6875

(1)Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Fund's dividend reinvestment plan, and sale of all shares at the closing stock price at the end of the period indicated.

(2)Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3)Distribution rate represents the quarterly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

See the Comparative Performance section of the current prospectus. An investment should be made with an understanding of the risks that an investment in equity securities entails. These include the risk that the financial condition of the Issuers of the securities in the portfolio, or the condition of the stock market in general, may worsen and therefore, the value of Fund shares may decline. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

                          PORTFOLIO MANAGEMENT REVIEW

                     VAN KAMPEN CONVERTIBLE SECURITIES FUND

We recently spoke with representatives of the adviser of the Van Kampen Convertible Securities Fund about the key events and economic forces that shaped the markets during the past 12 months. The representatives include Christine Drusch, senior portfolio manager, who has been the Fund's lead manager since February 1998 and has worked in the investment industry since 1985. She is joined by Matthew Hart and David McLaughlin, portfolio managers, and Stephen L. Boyd, chief investment officer for equity investments. The following discussion reflects their views on the Fund's performance during the 12 months ended December 31, 1999.

   Q  WHAT MARKET FACTORS AFFECTED THE FUND DURING THE REPORTING PERIOD?

   A The Dow Jones Industrial Average--perhaps the country's most widely recognized stock market index--began the reporting period near 9200, crossing several key milestones in the first half of the year: 10,000 in
March and 11,000 in May. Major fluctuations followed, however, as the index nearly retreated below 10,000 in the difficult third quarter before once again lifting to a record high in December. While the Dow performed well overall during 1999, it was actually the technology-heavy NASDAQ stock index that stole the show, returning a phenomenal 86 percent for the year. However, these high returns helped to mask that not all securities shared in the good fortune--the indices were fueled by the outstanding performance of a relatively small group of investments.

   Q  GIVEN THIS ENVIRONMENT, WHAT STRATEGIES DID YOU USE TO MANAGE THE FUND?

   A We consistently manage the Fund to seek current income, capital appreciation, and conservation of capital by investing primarily in convertible securities. In seeking to meet this objective, we continued to focus on growth companies and to diversify across market sectors. This approach helped the Fund's returns during the reporting period because of the outstanding performance of many growth investments in 1999.

    During the reporting period, the portfolio was weighted heavily in securities of technology and communications-services companies. This weighting had an extremely favorable impact on our performance, as these were two of the market's fastest-growing areas. Of course, there's no guarantee that the factors that contributed to this strong performance will continue to occur in the future.

    We also decided to decrease our exposure to companies in industries that have tended to perform poorly in an environment of rising interest rates, as we experienced in 1999. As a result, we minimized our investments in financial services, electric utilities, and transportation. This reduction was most significant with regard to electric utilities, in which the Fund had been heavily invested early in the reporting period. We opted to eliminate most of our holdings in this area because of poor recent performance and because we don't see an indication on the horizon that electric utilities will perform better.

   Q WHAT WERE SOME OF YOUR INVESTMENTS THAT HAD THE MOST POSITIVE EFFECT ON THE FUND'S RETURN?

   A The Fund benefited from its investments in companies we believe are positioned to gain from the exploding demand for wireless communications. We were most helped by our holding in Qualcomm, which owns the patent on wireless CDMA technology, widely becoming the standard in U.S. cellular phones. Qualcomm's stock skyrocketed during the period, especially during the fourth quarter. Along similar lines, we were helped by the Fund's significant weighting in Comverse Technology, which makes telecommunications systems such as voice-mail services; Omnipoint, a cellular-service provider; and LSI Logic, a maker of semiconductors used in wireless-communications devices.

    Internet companies were also big winners in 1999. During the first half of the reporting period, we avoided many "pure" Internet companies because we saw their valuations as extremely high and because sales-growth estimates were falling. As the reporting period went on, we started to increase our exposure to this area, focusing on high-quality companies whose sales and, possibly, earnings estimates were again rising. We remain concerned about Internet valuations, however, and are investing in this area selectively. One extremely successful Internet company that met our criteria and helped the Fund's return was America Online, the leading Internet service provider.

    Other securities whose performance contributed greatly to our results were Conexant Systems (semiconductors), Veritas Software (maker of software for data storage), NTL (an integrated cable and telephone operator in the U.K.), and Home Depot (home products superstore). Not all securities in the Fund performed as favorably as these, nor is there any guarantee they will continue to do so.

   Q  WHICH INVESTMENTS HAD THE MOST NEGATIVE EFFECT ON THE FUND?

   A On the down side, Unisys, a major systems integrator for large businesses, saw its stock price plummet early in the fourth quarter after the company announced that revenue and earnings for the third quarter would be less than expected. Other securities whose performance hurt the Fund's return during 1999 were automotive-component manufacturer Tower Automotive, communications provider AT&T, home-building company Lennar, and holding company Roche Holdings.

   Q  HOW DID THE FUND PERFORM DURING THE LAST 12 MONTHS?

   A Thanks to successful security selection and the Fund's substantial weighting in technology and communications services, the Fund performed very well during the reporting period. The Fund generated a total return of 50.19 percent(2) at net asset value and 39.22 percent(1) at market price. The Fund's return reflects the change in market price per share on the New York Stock Exchange from $19.875 on December 31, 1998, to 25.875 on December 31, 1999, and dividends totaling $0.84 per share. Please refer to the chart on page 3 for additional Fund performance results.

   Q  WHAT IS YOUR SIX-MONTH OUTLOOK FOR THE FUND?

   A Barring any unforeseen events, we envision continued worldwide economic health, low inflation, and strong earnings growth. Of course, our outlook may in part depend on the timing and frequency of Federal Reserve interest-rate changes. Although recent rate increases have had only a moderately negative effect on stock prices, an additional rate hike could have a more substantial impact. We're also keeping our eye on stock valuations, because the higher they get, the greater the negative impact on the Fund if investors were to lose their enthusiasm for growth stocks.

    We believe convertibles offer investors a less aggressive means of investing in growth companies--particularly in emerging industries such as Internet technology. Investing in this area of the market can be risky, and convertibles may enable investors to participate in potential market gains and income while enjoying the potential for reduced volatility. This is an attractive feature in uncertain economic times.

                               GLOSSARY OF TERMS

CONVERTIBLE SECURITY: A security that can be exchanged for common stock at the option of the security holder for a specified price or rate. Examples include convertible bonds and convertible preferred stock.

DOW JONES INDUSTRIAL AVERAGE: The oldest and most widely recognized stock market average, which reflects the performance of 30 actively traded stocks of well-established, blue-chip companies.

EARNINGS ESTIMATES: A forecast for a company's net income during a given period.
    Earnings estimates can come from the company's management as well as from independent analysts.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve
    System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

GROWTH INVESTING: An investment strategy that seeks to identify stocks that tend to offer greater-than-average earnings growth. Growth stocks typically trade at higher prices relative to their earnings than value stocks, due to their higher expected earnings growth.

INFLATION: A persistent and measurable rise in the general level of prices.
    Inflation is widely measured by the Consumer Price Index, an economic indicator that measures the change in the cost of purchased goods and services.

NET ASSET VALUE (NAV): The value of a trust share, calculated by deducting a trust's liabilities from the total assets applicable to common shareholders in its portfolio and dividing this amount by the number of common shares outstanding.

VALUATION: The estimated or determined worth of a stock, based on financial measures such as the stock's current price relative to earnings, revenue, book value, and cash flow.

VOLATILITY: A measure of the fluctuation in the market price of a security. A security that is volatile has frequent and large swings in price.

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)                  Description                Coupon      Maturity    Market Value
--------------------------------------------------------------------------------------
         CONVERTIBLE DEBT  58.5%
         CONSUMER DISTRIBUTION  1.7%
$1,099   AnnTaylor Stores Corp., 144A --
         Private Placement (a)..................   0.550%     06/18/19    $   589,339
   590   Costco Companies, Inc. ................  *           08/19/17        628,350
   969   eToys, Inc., 144A -- Private Placement
         (a) ...................................   6.250      12/01/04        592,301
                                                                          -----------
                                                                            1,809,990
                                                                          -----------
         CONSUMER DURABLES  0.2%
   240   CommScope, Inc., 144A -- Private
         Placement (a)..........................   4.000      12/15/06        257,654
                                                                          -----------
         CONSUMER NON-DURABLES  1.4%
   850   Loews Corp. ...........................   3.125      09/15/07        697,000
   850   Swiss Life Finance Co., 144A -- Private
         Placement (a)..........................   2.000      05/20/05        845,750
                                                                          -----------
                                                                            1,542,750
                                                                          -----------
         CONSUMER SERVICES  4.3%
 1,130   EchoStar Communications Corp., 144A --
         Private Placement (a)..................   4.875      01/01/07      1,379,877
   470   Interpublic Group of Companies, Inc.,
         144A -- Private Placement (a)..........   1.870      06/01/06        534,038
 1,100   Jacor Communications, Inc., LYON.......  *           02/09/18        739,750
   300   Omnicom Group, Inc.....................   2.250      01/06/13        612,546
   200   Omnicom Group, Inc. ...................   4.250      01/03/07        637,920
 1,760   Times Mirror Co., LYON ................  *           04/15/17        860,200
                                                                          -----------
                                                                            4,764,331
                                                                          -----------
         ENERGY  1.7%
   398   Advanced Energy Industries, Inc. ......  5.250..     11/15/06        475,610
   698   Devon Energy Corp. ....................  4.950..     08/15/08        684,040
   800   Kerr-McGee Co. ........................   7.500      05/15/14        743,000
                                                                          -----------
                                                                            1,902,650
                                                                          -----------
         HEALTHCARE  3.5%
   428   Alpharma, Inc., 144A --
         Private Placement (a)..................   3.000      06/01/06        461,170
   570   Alza Corp. ............................   5.000      05/01/06        599,925
   920   Centocor, Inc. ........................   4.750      02/15/05      1,229,350
   550   Human Genome Sciences, Inc.............   5.000      12/15/06        662,750

                                               See Notes to Financial Statements

                               December 31, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)                  Description                Coupon      Maturity    Market Value
--------------------------------------------------------------------------------------
         HEALTHCARE (CONTINUED)
$1,450   Roche Holdings, Inc., LYON, 144A --
         Private Placement (a)..................  *           04/20/10    $   876,351
                                                                          -----------
                                                                            3,829,546
                                                                          -----------
         TECHNOLOGY  41.1%
 1,000   ASM Lithography Holding, NV, 144A --
         Private Placement (a) .................   4.250%     11/30/04      1,209,710
   930   Adaptec, Inc...........................   4.750      02/01/04      1,010,213
 2,019   America Online, Inc....................  *           12/06/19      1,159,916
   147   America Online, Inc....................   4.000      11/15/02      1,703,627
   370   Automatic Data Processing, Inc.,
         LYON...................................  *           02/20/12        516,150
   706   BEA Systems, Inc., 144A --
         Private Placement (a)..................   4.000      12/15/06        825,300
   105   BEA Systems, Inc.......................   4.000      06/15/05        557,550
   320   CheckFree Holdings Corp., 144A --
         Private Placement (a)..................   6.500      12/01/06        509,600
 2,015   Comverse Technology, Inc., 144A --
         Private Placement (a)..................   4.500      07/01/05      6,873,669
 1,090   Conexant Systems, Inc., 144A --
         Private Placement (a)..................   4.250      05/01/06      3,197,788
   360   Conexant Systems, Inc. ................   4.250      05/01/06      1,056,150
   760   Cypress Semiconductor Corp. ...........   6.000      10/01/02      1,097,250
   935   DSC Communications Corp. ..............   7.000      08/01/04        981,750
   270   DoubleClick, Inc., 144A -- Private
         Placement (a)..........................   4.750      03/15/06        839,025
   200   EMC Corp. .............................   3.250      03/15/02      1,931,500
   969   Exodus Communications, Inc., 144A --
         Private Placement (a) .................   4.750      07/15/08      1,341,949
 1,960   Hewlett Packard Co., LYON .............  *           10/14/17      1,349,950
   390   HNC Software, Inc. ....................   4.750      03/01/03        948,675
   476   i2 Technologies, Inc., 144A -- Private
         Placement (a)..........................   5.250      12/15/06        683,655
 1,040   Lam Research Corp......................   5.000      09/01/02      1,428,700
   318   Lattice Semiconductor Corp., 144A --
         Private Placement (a)..................   4.750      11/01/06        416,977
 1,300   LSI Logic Corp., 144A -- Private
         Placement (a) .........................   4.250      03/15/04      2,952,625
   350   Micron Technology, Inc. ...............   7.000      07/01/04        451,937

                                               See Notes to Financial Statements

                               December 31, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)                  Description                Coupon      Maturity    Market Value
--------------------------------------------------------------------------------------
         TECHNOLOGY (CONTINUED)
$  695   Nextel Communications, Inc., 144A --
         Private Placement (a) .................   4.750%     07/01/07    $ 1,576,781
   200   Oak Industries, Inc. ..................   4.875      03/01/08        559,570
   203   Sanmina Corp., 144A -- Private
         Placement (a) .........................   4.250      05/01/04        268,467
   800   Siebel Systems, Inc., 144A -- Private
         Placement (a) .........................   5.500      09/15/06      1,551,000
   940   Solectron Corp., LYON, 144A -- Private
         Placement (a) .........................  *           01/27/19        718,893
 1,000   Solectron Corp., LYON .................  *           01/27/19        756,250
 2,040   STMicroelectronics NV, LYON ...........  *           09/22/09      2,811,446
 1,449   VERITAS Software Corp. ................   1.856      08/13/06      3,931,586
                                                                          -----------
                                                                           45,217,659
                                                                          -----------
         UTILITIES  4.6%
   743   CoreComm Ltd., 144A -- Private
         Placement (a) .........................   6.000      10/01/06      1,162,795
   700   NTL, Inc., 144A -- Private Placement
         (a) ...................................   7.000      12/15/08      1,851,500
 1,600   Telefonos de Mexico, SA ...............   4.250      06/15/04      2,086,000
                                                                          -----------
                                                                            5,100,295
                                                                          -----------
TOTAL CONVERTIBLE DEBT  58.5%.........................................     64,424,875
                                                                          -----------

                     Description                            Shares    Market Value
----------------------------------------------------------------------------------
PREFERRED STOCK  20.4%
CONSUMER SERVICES  3.9%
Adelphia Communications Corp., Ser D, 5.50%...........       1,900         357,912
Echostar Communications Corp., Ser C, 6.75%...........       1,400       1,161,956
Entercom Communications Corp., TIDES, 6.25%...........       8,000         649,000
McLeodUSA, Inc., Ser A, 6.75%.........................       2,550       1,313,250
UnitedGlobalCom, Inc., Ser D, 7.00% (b)...............      12,900         788,513
                                                                      ------------
                                                                         4,270,631
                                                                      ------------
ENERGY  3.7%
Apache Corp., ACES, 6.50%.............................      39,400       1,398,700
El Paso Energy Capital Trust I, 4.75%.................      17,500         881,563
Kerr-McGee Corp., DECS, 5.50%.........................      15,800         521,400

                                               See Notes to Financial Statements

                               December 31, 1999
--------------------------------------------------------------------------------

                     Description                            Shares    Market Value
----------------------------------------------------------------------------------
ENERGY (CONTINUED)
Pogo Trust I, QUIPS, 6.50% (b)........................       9,400    $    462,950
Tosco Financing Trust, 5.75%..........................      16,800         800,100
                                                                      ------------
                                                                         4,064,713
                                                                      ------------
FINANCE  0.3%
American General Corp., 7.00%.........................       6,200         375,100
                                                                      ------------
RAW MATERIALS/PROCESSING INDUSTRIES 0.3%
Monsanto Co., ACES, 6.50%.............................      10,150         336,219
                                                                      ------------
TECHNOLOGY  6.3%
Amdox Ltd., TRACES, 6.75%.............................      12,000         385,500
Nextlink Communications, Inc., 6.50%, 144A --
Private Placement (a).................................       1,400         270,595
PSINet, Inc., Ser C, 6.75%............................       9,200         537,050
Qualcomm Financial Trust, 5.75%.......................       5,400       5,314,950
Verio Inc., 6.75%, 144A -- Private Placement (a)......       5,800         327,700
                                                                      ------------
                                                                         6,835,795
                                                                      ------------
UTILITIES  5.9%
Calpine Corp., TIDES, 5.75%...........................      17,400       1,141,875
Cox Communications, Inc., PRIDES, 7.00%...............      12,300         836,400
MCI WorldCom, Inc., Ser C.............................      11,250         577,266
Omnipoint Corp., 7.00%, 144A -- Private Placement
  (a).................................................      14,000       2,759,750
Winstar Communications, Inc., Ser D, 7.00%............      15,500       1,230,323
                                                                      ------------
                                                                         6,545,614
                                                                      ------------
TOTAL PREFERRED STOCK  20.4%......................................      22,428,072
                                                                      ------------
COMMON STOCKS  11.8%
CONSUMER DISTRIBUTION  3.2%
Home Depot, Inc.......................................      52,079       3,570,632
                                                                      ------------
CONSUMER NON-DURABLES  0.0%
Jazztel, PLC -- ADR (United Kingdom) (b)..............         700          45,588
                                                                      ------------
CONSUMER SERVICES  1.1%
Cablevision Systems Corp. (b).........................       9,638         727,669
Royal Caribbean Cruises, Ltd..........................       9,800         483,262
                                                                      ------------
                                                                         1,210,931
                                                                      ------------
FINANCE  1.6%
American Express Co. .................................       4,200         698,250
Citigroup, Inc. ......................................      19,500       1,083,469
                                                                      ------------
                                                                         1,781,719
                                                                      ------------

                                               See Notes to Financial Statements

                               December 31, 1999
--------------------------------------------------------------------------------

                     Description                            Shares    Market Value
----------------------------------------------------------------------------------
HEALTH CARE  1.9%
Genentech, Inc. (b) ..................................      15,400    $  2,071,300
                                                                      ------------
TECHNOLOGY  4.0%
Lam Research Corp. (b) ...............................      10,000       1,115,625
Motorola, Inc. .......................................       9,500       1,398,875
SCI Systems, Inc. (b) ................................      12,656       1,040,165
Texas Instruments, Inc. ..............................       8,400         813,750
                                                                      ------------
                                                                         4,368,415
                                                                      ------------
TOTAL COMMON STOCKS  11.8%........................................      13,048,585
                                                                      ------------
TOTAL LONG-TERM INVESTMENTS  90.7%
  (Cost $60,599,589)..............................................      99,901,532
                                                                      ------------
SHORT-TERM INVESTMENTS  7.6%
REPURCHASE AGREEMENTS  6.7%
BA Securities ($7,442,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 12/31/99, to be sold
  on 01/01/2000 at $7,443,705) (c)................................       7,442,000
U.S. GOVERNMENT AGENCY OBLIGATIONS  0.9%
Federal Home Loan Bank Discount Notes ($1,000,000 par, yielding
  5.441%, 03/10/00 maturity)......................................         989,420
                                                                      ------------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $8,431,420)...............................................       8,431,420
                                                                      ------------
TOTAL INVESTMENTS  98.3%
  (Cost $69,031,009)..............................................     108,332,952
OTHER ASSETS IN EXCESS OF LIABILITIES  1.7%.......................       1,863,310
                                                                      ------------
NET ASSETS  100.0%................................................    $110,196,262
                                                                      ============

 * Zero coupon bond

(a) 144A Securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.

(b) Non-income producing security as this security currently does not declare dividends.

(c) Assets segregated as collateral for open futures.

ACES -- Automatically convertible equity securities
DECS -- Debt exchangeable for common stock, traded in shares
LYON -- Liquid yield option note
PRIDES -- Preferred redeemable interest dividend equity security, traded in shares
QUIPS -- Quarterly income preferred securities
TIDES -- Term income deferrable equity securities
TRACES -- Trust automatic common exchange securities

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 1999
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $69,031,009)........................  $108,332,952
Cash........................................................       545,457
Receivables:
  Investments Sold..........................................     1,084,842
  Interest..................................................       321,536
  Dividends.................................................        17,447
  Variation Margin on Futures...............................        11,050
Other.......................................................        37,964
                                                              ------------
      Total Assets..........................................   110,351,248
                                                              ------------
LIABILITIES:
Payables:
  Investment Advisory Fee...................................        42,624
  Affiliates................................................         2,402
  Income Distributions......................................           607
Accrued Expenses............................................        78,781
Trustees' Deferred Compensation and Retirement Plans........        30,572
                                                              ------------
      Total Liabilities.....................................       154,986
                                                              ------------
NET ASSETS..................................................  $110,196,262
                                                              ============
NET ASSETS CONSIST OF:
Common Shares ($1.00 par value with 12,500,000 shares
  authorized, 3,251,324 shares issued, of which 9,500 are
  held in treasury and 3,241,824 are outstanding)...........  $  3,241,824
Paid in Surplus.............................................    68,036,694
Net Unrealized Appreciation.................................    39,307,011
Accumulated Undistributed Net Investment Income.............       359,245
Accumulated Net Realized Loss...............................      (748,512)
                                                              ------------
NET ASSETS..................................................  $110,196,262
                                                              ============
NET ASSET VALUE PER SHARE ($110,196,262 divided by 3,241,824
  shares outstanding).......................................  $      33.99
                                                              ============

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................    $ 1,949,698
Dividends...................................................      1,316,551
                                                                -----------
    Total Income............................................      3,266,249
                                                                -----------
EXPENSES:
Investment Advisory Fee.....................................        428,479
Shareholder Reports.........................................         53,089
Trustees' Fees and Related Expenses.........................         29,522
Custody.....................................................         28,767
Legal.......................................................          1,223
Other.......................................................        117,987
                                                                -----------
    Total Expenses..........................................        659,067
    Less Credits Earned on Cash Balances....................          2,030
                                                                -----------
    Net Expenses............................................        657,037
                                                                -----------
NET INVESTMENT INCOME.......................................    $ 2,609,212
                                                                ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................    $ 1,894,734
  Futures...................................................        540,227
                                                                -----------
Net Realized Gain...........................................      2,434,961
                                                                -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................      6,226,819
  End of the Period:
    Investments.............................................     39,301,943
    Futures.................................................          5,068
                                                                -----------
                                                                 39,307,011
                                                                -----------
Net Unrealized Appreciation During the Period...............     33,080,192
                                                                -----------
NET REALIZED AND UNREALIZED GAIN............................    $35,515,153
                                                                ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................    $38,124,365
                                                                ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                 For the Years Ended December 31, 1999 and 1998
--------------------------------------------------------------------------------

                                                   Year Ended          Year Ended
                                                December 31, 1999   December 31, 1998
-------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..........................   $  2,609,212         $ 2,904,812
Net Realized Gain..............................      2,434,961             910,780
Net Unrealized Appreciation During the
  Period.......................................     33,080,192             805,481
                                                  ------------         -----------
Change in Net Assets from Operations...........     38,124,365           4,621,073
                                                  ------------         -----------
Distributions from Net Investment Income.......     (2,724,759)         (2,851,284)
Distributions from Net Realized Gain...........     (2,579,925)         (3,056,743)
                                                  ------------         -----------
Total Distributions............................     (5,304,684)         (5,908,027)
                                                  ------------         -----------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES...................................     32,819,681          (1,286,954)
NET ASSETS:
Beginning of the Period........................     77,376,581          78,663,535
                                                  ------------         -----------
End of the Period (Including accumulated
  undistributed
  net investment income of $359,245 and
  $258,861, respectively)......................   $110,196,262         $77,376,581
                                                  ============         ===========

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

  The following schedule presents financial highlights for one common share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                ---------------------------------
                                                 1999         1998         1997
---------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period......  $23.868      $24.265      $24.451
                                                -------      -------      -------
  Net Investment Income.......................     .804         .896        1.006
  Net Realized and Unrealized Gain/Loss.......   10.954         .530        3.014
                                                -------      -------      -------
Total from Investment Operations..............   11.758        1.426        4.020
                                                -------      -------      -------
Less:
  Distributions from and in Excess of Net
    Investment Income.........................     .840         .880        1.179
  Distributions from and in Excess of Net
    Realized Gain.............................     .794         .943        3.027
                                                -------      -------      -------
Total Distributions...........................    1.634        1.823        4.206
                                                -------      -------      -------
Net Asset Value, End of the Period............  $33.992      $23.868      $24.265
                                                =======      =======      =======
Market Price Per Share at End of the Period...  $25.875      $19.875      $21.125
Total Investment Return at Market Price (a)...   39.22%        2.05%       19.48%
Total Return at Net Asset Value (b)...........   50.19%        5.90%       18.57%
Net Assets at End of the Period (In
  millions)...................................  $ 110.2      $  77.4      $  78.7
Ratio of Expenses to Average Net Assets.......     .76%         .83%         .76%
Ratio of Net Investment Income to Average Net
  Assets......................................    3.03%        3.75%        3.86%
Portfolio Turnover............................     107%         157%         181%

(a) Total Investment Return at Market Price reflects the change in market value of the shares for the period indicated with reinvestment of dividends in accordance with the Fund's dividend reinvestment plan.

(b) Total Return at Net Asset Value (NAV) reflects the change in value of the Fund's assets with reinvestment of dividends based upon NAV.

--------------------------------------------------------------------------------

Year Ended December 31,
------------------------------------------------------------------------
      1996      1995      1994      1993      1992      1991      1990
------------------------------------------------------------------------
     $ 24.41   $ 21.62   $ 24.88   $ 23.64   $ 22.23   $ 19.41   $ 22.73
     -------   -------   -------   -------   -------   -------   -------
        .968      1.14      1.09      1.15     1.175      1.32      1.47
       1.768    3.5325     (2.56)     2.01     1.415      2.90   (3.2475)
     -------   -------   -------   -------   -------   -------   -------
       2.736    4.6725     (1.47)     3.16      2.59      4.22   (1.7775)
     -------   -------   -------   -------   -------   -------   -------
       1.005      1.15      1.10      1.12      1.18      1.40      1.40
       1.690     .7325       .69       .80       -0-       -0-     .1425
     -------   -------   -------   -------   -------   -------   -------
       2.695    1.8825      1.79      1.92      1.18      1.40    1.5425
     -------   -------   -------   -------   -------   -------   -------
     $24.451   $ 24.41   $ 21.62   $ 24.88   $ 23.64   $ 22.23   $ 19.41
     =======   =======   =======   =======   =======   =======   =======
     $21.125   $21.375   $18.125   $22.375   $20.375   $19.250   $16.625
      11.67%    28.88%   (11.71%)   19.43%    12.31%    24.68%   (10.39%)
      11.51%    23.42%    (5.29%)   14.50%    12.84%    23.32%    (7.37%)
       $79.3     $79.1     $70.1     $80.7     $76.6     $72.1     $62.9
        .88%      .80%      .82%      .87%      .88%      .89%      .86%
       3.88%     4.82%     4.70%     4.60%     5.28%     6.41%     7.01%
        140%      127%      111%      128%       87%      168%       95%

                                              See Notes to Financial Statements.

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 1999
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
Van Kampen Convertible Securities Fund (the "Fund") is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide current income, capital appreciation and conservation of capital through investment in a portfolio consisting mainly of convertible bonds and preferred stocks.
    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Fixed income investments and preferred stocks are stated at value using market quotations or indications of value obtained from an independent pricing service. Investments in securities listed on a securities exchange are valued at their sales price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of the bid and asked prices. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.
    Fund investments include lower rated debt securities which may be more susceptible to adverse economic conditions than other investment grade holdings. These securities are often subordinated to the prior claims of other senior lenders and uncertainties exist as to an issuer's ability to meet principal and interest payments. Debt securities rated below investment grade and comparable unrated securities represented approximately 48% of the investment portfolio at the end of the period.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account

                               December 31, 1999
--------------------------------------------------------------------------------

with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. At December 31, 1999, there were no when issued or delayed delivery purchase commitments.
    The Fund may invest in repurchase agreements, which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date. Discounts are amortized over the expected life of each applicable security. Premiums on debt securities are not amortized.

D. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.
    At December 31, 1999, for federal income tax purposes the cost of long- and short-term investments is $69,031,009, the aggregate gross unrealized appreciation is $40,104,235 and the aggregate gross unrealized depreciation is $802,292, resulting in net unrealized appreciation on long- and short-term investments of $39,301,943. Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of post October 31 losses and the mark to market of open futures contracts at December 31, 1999.

E. DISTRIBUTION OF INCOME AND GAINS--The Fund declares and pays quarterly dividends from net investment income. Net realized gains, if any, are distributed annually.

                               December 31, 1999
--------------------------------------------------------------------------------

Distributions from net realized gains for book purposes may include short-term capital gains which are included in ordinary income for tax purposes.
    Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified. During 1999, permanent book and tax basis differences relating to market discount on bonds sold totaling $218,723 have been reclassified from accumulated net realized loss to accumulated undistributed net investment income. A permanent book and tax basis difference relating to capital gain distributions totaling $7,699 has been reclassified from accumulated undistributed net investment income to accumulated net realized loss. Additionally, a permanent difference relating to excise tax totaling $4,907 has been reclassified from paid in surplus to accumulated undistributed net investment income.

F. EXPENSE REDUCTIONS--During the year ended December 31, 1999, the Fund's custody fee was reduced by $2,030 as a result of credits earned on overnight cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

                   AVERAGE NET ASSETS                     % PER ANNUM
---------------------------------------------------------------------
First $150 million.......................................  .50 of 1%
Next $100 million........................................  .45 of 1%
Next $100 million........................................  .40 of 1%
Over $350 million........................................  .35 of 1%

    For the year ended December 31, 1999, the Fund recognized expenses of approximately $1,200, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.
    For the year ended December 31, 1999, the Fund recognized expenses of approximately $31,300, representing Van Kampen Funds Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Fund.

                               December 31, 1999
--------------------------------------------------------------------------------

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.
    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. INVESTMENT TRANSACTIONS
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $83,517,216 and $89,482,463, respectively.

4. DERIVATIVE FINANCIAL INSTRUMENTS
A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.
    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.
    During the period, the Fund invested in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in stock index futures. These contracts are generally used to provide the return of an index without purchasing all of the securities underlying the index or to manage the Fund's overall exposure to the equity markets.
    Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, cash or liquid securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the

                               December 31, 1999
--------------------------------------------------------------------------------

variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.
    Transactions in futures contracts, each with a par value of $250,000, for the year ended December 31, 1999, were as follows:

                                                            CONTRACTS
---------------------------------------------------------------------
Outstanding at December 31, 1998..........................      15
  Futures Opened..........................................      13
  Futures Closed..........................................     (15)
                                                               ---
Outstanding at December 31, 1999..........................      13
                                                               ===

    The futures contracts outstanding at December 31, 1999 and the description and unrealized appreciation are as follows:

                                                              UNREALIZED
                                                 CONTRACTS   APPRECIATION
-------------------------------------------------------------------------
LONG CONTRACTS -- March 2000 S&P 500 Index
  Futures (Current Notional Value of $371,050
  per contract)................................     13          $5,068
                                                    ==          ======

                         REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen Convertible Securities Fund

    We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Van Kampen Convertible Securities Fund as of December 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Convertible Securities Fund at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                               ERNST & YOUNG LLP
Chicago, IL
February 15, 2000

                           DIVIDEND REINVESTMENT PLAN

The Fund pays distributions in cash, but if you own more than 100 shares in your own name, you may elect to participate in the Fund's dividend reinvestment plan (the "Plan"). Under the Plan, shares will be issued by the Fund at net asset value on a date determined by the Board of Trustees between the record and payable dates on each distribution; however, if the market price, including brokerage commissions, is less than the net asset value, the amount of the distribution will be paid to State Street Bank and Trust Company ("State Street"), which will buy such shares as are available at prices below the net asset value. (If the market price is not significantly less than the net asset value, it is possible that open market purchases of shares may increase the market price so that such price plus brokerage commissions would equal or exceed the net asset value of such shares.) If State Street cannot buy the necessary shares at less than net asset value before the distribution date, the balance of the distribution will be made in authorized but unissued shares of the Fund at net asset value. The cost per share will be the average cost, including brokerage commissions, of all shares purchased. Since all shares purchased from the Fund are at net asset value, there will be no dilution, and no brokerage commissions are charged on such shares.
    You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gain distributions does not relieve you of any income tax which may be payable (or required to be withheld) on dividends or distributions.
    You may begin or discontinue participation in the Plan at any time by written notice to the address below. If you withdraw from the Plan, you may rejoin at any time if you own the required 100 shares. Elections and terminations will be effective for distributions declared after receipt. If you withdraw form the Plan, a certificate for the whole shares and a check for the fractional shares, if any, credited to your Plan account will be sent as soon as practicable after receipt of your election to withdraw. Except for brokerage commissions, if any, which are borne by Plan participants, all costs of the Plan are borne by the Fund. The Fund reserves the right to amend or terminate the Plan on 30 days' written notice prior to the record date of the distribution for which such amendment or termination is effective.
    Record stockholders should address all notices, correspondence, questions or other communications about the Plan to:

                                  EQUISERVE LP
                                 P.O. BOX 8200
                             BOSTON, MA 02266-8200
                                  800-341-2929

    If your shares are not held directly in your name, you should contact your brokerage firm, bank or other nominee for more information and to see if your nominee will participate in the Plan on your behalf. If you participate through your broker and choose to move your account to another broker, you will need to re-enroll in the Plan through your new broker.

                                VAN KAMPEN FUNDS

GROWTH
   Aggressive Growth*
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Small Cap Value
   Technology

GROWTH AND INCOME
   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value

GLOBAL/INTERNATIONAL
   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   Global Fixed Income*
   Global Franchise
   Global Government Securities*
   Global Managed Assets*
   International Magnum
   Latin American
   Strategic Income
   Worldwide High Income

INCOME
   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   High Yield & Total Return
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

CAPITAL PRESERVATION
   Reserve
   Tax Free Money

SENIOR LOAN
   Prime Rate Income Trust
   Senior Floating Rate

TAX FREE
   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

To find out more about any of these
funds, ask your financial advisor for
a prospectus, which contains more
complete information, including sales
charges, risks, and ongoing expenses.
Please read it carefully before you
invest or send money.

To view a current Van Kampen fund
prospectus or to receive additional
fund information, choose from one of
the following:

- visit our Web site at
  WWW.VANKAMPEN.COM--to view a prospectus, select Download Prospectus

- call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time. Telecommunications Device for the Deaf users, call 1-800-421-2833.

- e-mail us by visiting
  WWW.VANKAMPEN.COM and
  selecting Contact Us

* Closed to new investors
** Open to new investors for a limited time

                     VAN KAMPEN CONVERTIBLE SECURITIES FUND

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
DENNIS J. MCDONNELL*
THEODORE A. MYERS
RICHARD F. POWERS, III*--Chairman
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*
OFFICERS

RICHARD F. POWERS, III*
President

DENNIS J. MCDONNELL*
Executive Vice President and
Chief Investment Officer

A. THOMAS SMITH III*
Vice President and Secretary

JOHN L. SULLIVAN*
Vice President, Treasurer and
Chief Financial Officer

STEPHEN L. BOYD*
PETER W. HEGEL*
MICHAEL H. SANTO*
EDWARD C. WOOD, III*
Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN
ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

CUSTODIAN

STATE STREET BANK AND TRUST CO.
225 Franklin Street
Boston, Massachusetts 02105

SHAREHOLDER SERVICING AGENT

EQUISERVE LP
P.O. Box 8200
Boston, Massachusetts 02266-8200

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606-6301

      For Federal Income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 1999. The Fund designated and paid $2,016,092 as a 20% rate gain distribution. The distributions, where applicable, were included on 1999's Form 1099-Div which was mailed to shareholders in January of 2000.

                    ---------------------------------------
                          INQUIRES ABOUT AN INVESTOR'S
                       ACCOUNT SHOULD BE REFERRED TO THE
                             FUND'S TRANSFER AGENT
                                  EQUISERVE LP
                                 P.O. BOX 8200
                        BOSTON, MASSACHUSETTS 02266-8200
                           TELEPHONE: (800) 821-1238
                       ALASKA, CALIFORNIA AND HAWAII CALL
                            COLLECT: (713) 993-0500
                                EXTENSION: 2223
                    ---------------------------------------
                      TAX NOTICE TO CORPORATE SHAREHOLDERS

 For 1999, 36.34% of the dividends taxable as ordinary income qualified for the 70% dividends received deduction for corporations.
* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 2000
    All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

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                                YEAR 2000 UPDATE

As we enter the new century, it's "business as usual" for Van Kampen. Thank you for the confidence you showed in us during the changeover on January 1, 2000, and for entrusting us with your investment portfolio. We look forward to continuing to serve your investment needs.

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                                VAN KAMPEN FUNDS

YOUR NOTES:

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